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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 2001, included in Documentum Inc.'s Form 10-K for the year ended December 31, 2000.



/s/ Arthur Andersen LLP
--------------------------
Arthur Andersen LLP


San Jose, California
January 28, 2002